EXHIBIT 32.1

          Certification Pursuant to 18 U.S.C. Section 1350, As Adopted
            Pursuant to Section 906 of The Sarbanes-Oxley Act of 2002

I, G. Robert Tatum, the Chief Executive Officer and Chief Financial Officer of BEVsystems International, Inc. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that to the best of my knowledge:

(1) the Quarterly Report on Form 10-QSB of the Company for the quarterly period ended June 29, 2003 (the "Report") fully complies with the requirements of
Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

September 15, 2003



                                            /s/ G. Robert Tatum
                                            ----------------------------------
                                            Name: G. Robert Tatum
                                            Title: Chief Executive Officer and
                                            Chief Financial Officer